Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events

16. Subsequent Events

On January 16, 2012, the Company’s Board of Directors approved a modification of the exercise price for 659,300 options, which ranged from $17.10 to $20.50, to $12.12 per ordinary share respectively, or US$6.06 per ADS with other terms and conditions unchanged.

On February 28, 2012, the Company announced its first annual cash dividend of US$0.14 per ADS, or $0.28 per ordinary share. The annual dividend was paid on or about April 15, 2012 to holders of ordinary shares (which would include holders of ADSs) of record as of the close of business on March 30, 2012.

In March 2012, Noah Investment acquired the 100% equity interest of Tianjin Gefei from Noah Yuanzheng at cost and became the sole shareholder of Tianjin Gefei.